Exhibit 10.05



                   Transaction Debt Certificate No. C-4B of 10
                                   $62,500.00
                      In Lawful Money of the United States
                       With Contingent Stock Option Rights

                                   EXTRAN(R)


Date: December 28, 2000
                                  KeyCom, Inc.
                          5707 Corsa Avenue, Suite 103
                       Westlake Village, California 91362


Promises to pay to Registered Holder:

                        Integrated Medical Services, Inc.
                       26 West Dry Creek Circle, Suite 60
                               Littleton, CO 80120
               FICA or Social Security No._______________________

The sum of Sixty-Two Thousand Five Hundred and NO/100 Dollars ($62,500.00) and additional remainder royalties, payable to Holder as follows:

Whereas, KeyCom, Inc. a Delaware Corporation ("KeyCom") is the sole owner of XTRAN, a funds transfer system ("XTRAN"); and

Whereas, the primary function of XTRAN at this time is to send and receive funds from geographical point to point, to, from and within the US and to, from and within other countries throughout the world; and

Whereas, the XTRAN system utilizes programmed point of sale terminals located and to be located throughout the world that act as sending and payout points for funds transfer transactions; and

Whereas, XTRAN charges scheduled fees for the provision of cash transfers and payouts; and

Whereas, KeyCom, Inc. by virtue of its ownership of the XTRAN system promises to pay the Holder the sum of $62,500.00 of Initial Royalties and Remainder Royalties from revenues generated in the ordinary course of the business of XTRAN; and

Whereas, Integrated Medical Services, Inc. (the "Holder") desires to purchase Transaction Debt Certificate Number in the face amount of $62,500.00;

NOW, THEREFORE, KEYCOM AGREES AS FOLLOWS:

1. Initial Royalties Payable to Holder

     In consideration of $62,500.00 received by KeyCom from "Holder" KeyCom shall pay Initial Royalties to Holder in the amount of 0.3206% of the proceeds charged each customer for each transaction fee conducted on the XTRAN system (the "proceeds") or from any similar system operated by KeyCom or subsidiary operation now existing or formed by KeyCom in the future (the "Initial Royalties") The Initial Royalty proceeds shall be paid the Holder until Holder has been paid the sum of $62,500.00.

2. Payment of Initial Royalties to Holder

     KeyCom shall, execute and deliver an irrevocable division order to Financial National Electronic Transfer, Inc. ("FINET") (the "division order"). The division order shall attach and segregate the Initial Royalty proceeds transaction-by-transaction due Holder. Such division order shall include instructions to deposit the proceeds to a special account for the benefit of the Holder at the end of each business day. KeyCom shall provide Holder with a certified copy of such division order the terms of which shall be satisfactory to Holder within 10 days of the date hereof. Should KeyCom elect to utilize the services of another service provider similar to FINET or additional providers, KeyCom shall execute a similar division order with the successor of FINET or additional provider for the benefit of Holder. KeyCom shall pay the proceeds due Holder within 10 days of the end of each calendar month for the previous month's transactions of the XTRAN system together with an accounting of all transactions executed on the XTRAN system during the previous month. All expenses and cost of undertakings set forth in this Paragraph 2 shall be born by KeyCom.

3. Payment of Remainder Royalties

     Following the completion of the payment of Initial Royalty proceeds to Holder; KeyCom shall pay "Remainder Royalties" in perpetuity in the amount of 0.1603% of the proceeds charged each customer for each transaction fee executed on the XTRAN system or similar system operated by KeyCom. KeyCom shall, provide an irrevocable division order to FINET (the "remainder division order"). Such remainder division order shall attach and segregate the Remainder Royalties, transaction by transaction due Holder and deposit such proceeds to a special account for the benefit of the Holder at the end of each business day. KeyCom shall provide Holder with a certified copy of such remainder division order. Should KeyCom elect to utilize the services of another service provider similar to FINET or additional provider, KeyCom shall execute and deliver a similar remainder division order to the successor of FINET or additional provider for the benefit of Holder. KeyCom shall provide a certified copy of the remainder division order to Holder. KeyCom shall pay the proceeds due to the Holder within 10 days after the end of each calendar month the aggregate amount of Remainder Royalty proceeds due to Holder for the previous month's transactions of the XTRAN system together with an accounting of all transactions executed on the XTRAN system during the previous month. All expenses and cost of undertakings set forth in this Paragraph 3 shall be born by KeyCom.

     Perpetuity shall be defined as the duration of the existence of XTRAN, whether owned by KeyCom, merged with another entity, by business combination, sale of XTRAN or otherwise. In any event the Remainder Royalties due Holder shall survive any change of ownership of the XTRAN System.

4. Assignment and Security Agreement granted Holder by KeyCom

     In consideration of Holder's purchase of such Debt Certificate, KeyCom hereby grants Holder an assignment, lien and security interest in such funds due Holder (the "Secured Party") whether amounts shall be due from Initial Royalties or Remainder Royalties. KeyCom covenants and agrees that Secured Party's lien shall be a first priority lien with respect to the proceeds generated from transactions effectuated on the XTRAN system and in no respect shall such lien or security interest be no more or no less junior or subordinate to any other holder of similar debt certificates issued by KeyCom. KeyCom hereby agrees to execute such documents as may be reasonable to perfect Holder's lien and security interest, whether Initial Royalties or Remainder Royalties, within 5 days following the closing and from time to time as requested by Holder. In the event of default KeyCom agrees to pay attorney fees, costs of collection to the extent permitted by the laws of the state of Delaware.

5. Extent to which Holder is entitled to receive Royalties

     Whether Initial or Remainder Royalty proceeds due to the Holder of this Transaction Debt Certificate KeyCom agrees that such amounts shall be calculated and paid Holder on the basis of the first 10,000 XTRAN terminals in operation and no more and no others unless such terminals are replaced by new terminals or such terminals terminated by KeyCom. Notwithstanding the foregoing sentence, the 10,000 terminals from which Holder shall be paid Initial or Residual Royalties shall be terminals that produce no less than the average revenue produced per terminal owned or controlled by Key Com.

6. Right But No Obligation to Sell Royalty Interests in Transaction Debt Certificate

     In the event of a sale or merger of KeyCom, XTRAN or both, the Holder shall retain all of the rights afforded Holder in the Initial or Remainder Royalties owned pursuant to this Transaction Debt Certificate. Alternatively, Holder may tag along or sell such Royalty Interest in Holder's Transaction Debt Certificate for a percentage of the acquisition price paid by a theoretical Buyer of KeyCom, at a price which equals the pro rata percentage of the EBITDASG&A of KeyCom during the last calendar quarter. Notwithstanding such right to tag along with the stockholders of KeyCom, the Holder shall have no obligation to sell or otherwise dispose of the Transaction Debt Certificate, the Initiation or Remainder Royalty interest owned by Holder.

The resulting percentage shall be applied to the purchase price of KeyCom as the selling price of the Royalties. As an example, and as an example only, if the Royalty paid to its beneficiary the sum of $100.00 during the subject calendar quarter, KeyCom earned a pre-tax profit of $900.00 for the same subject calendar quarter, and the selling price for KeyCom is $100,000.00, the Royalty beneficiary will realize $10,000.00 for sale of the Royalty (10% of the selling price of KeyCom). Option sellers will be paid at closing for the sale of KeyCom, or as they elect in writing. Alternatively, the Holder has no obligation to accept the terms of any sale proposed by KeyCom or any third party. The election to hold or sell Royalties must be made in writing at a reasonable time to be set by Management of KeyCom. All notices in connection with this Option to Sell must be writing, duly delivered.

The Holder of this Transaction Certificate, whether fractional or whole, shall have the right of first refusal to purchase common stock of the Issuer in the quantity and under the terms and conditions herein stated, and no other. The rights granted by this Stock Option are NOT transferable, save and except by valid court order in the event of a division of property in the event of divorce, devise, descent or succession. In the event of the death of the Legal Holder Hereof, this Option shall be exercisable within 12 months of the date of death. This Stock Option is not saleable, transferable or assignable, nor will it be recognized by KeyCom, Inc. in the hands of parties other than the purchaser of the Debt Certificate, except as is provided by this paragraph.

The rights granted by this Option to the designated party or entity do not commence until and if the stock subject of this Option Agreement becomes subject of a registration statement permitting its sale to the public without restriction, and then on the Effective Date of such registration statement. If the Holder hereof fails to exercise this Option on the occasion of the effective date of such registration statement, the Option herein granted expires.

This Option grants to its named holder the right to purchase shares of the common stock of KeyCom, Inc. (or other eligible security offered to the public subject to this Option Agreement) at the price initially offered to the public on the first day of sale to the public or the Effective Date of the first Registration Statement, whichever is lower. The number of shares eligible to be purchased by the recognized holder of this Option Agreement shall be determined by the formula set forth in this Option Agreement, infra.

Rights granted by this Option Agreement are derived from the Residual Benefit of the Debt Certificate described infra. The Residual Benefit part of each $200,000.00 Debt Certificate provides for a payment of $0.10 per XTRAN electronic money transaction system-wide to the legal holder of the Debt Certificate. Residual benefits for Fractional Certificate Holders are reduced proportionally. The number of shares subject of this Option shall, in the case of Fractional Certificate Holders, shall be reduced proportionally. As an example, and as an example only, a holder of a $100,000.00 Fractional Debt Certificate shall be entitled to _ the number of Shares as the holder of a $200,000.00 Debt Certificate. The number shares which the Legal Holder Hereof may acquire pursuant to this Option Agreement shall equal that percentage of the total stock part of the registration statement as the percentage of the last quarter's residual income represents of the gross income of KeyCom, Inc. during the last quarter before exercise of the option, before taxes. As an example, and as an example only, if residual income totals $100.00 annually ($25.00 during the last quarter, annualized) and the gross income of KeyCom, Inc. is $1,000 ($250.00 last quarter, annualized) annually (before taxes), residual income would be 10% of gross income. If 1,000 shares of KeyCom, Inc. stock is included in the registration statement, then the Legal Holder Hereof would have the right to purchase 100 shares (10% of the stock subject of the registration statement) pursuant to this Option Agreement All percentages used in calculating the number of shares eligible to be purchased pursuant to this Option Agreement shall be based on "annualized" figures.

In order to fund exercise of the option herein granted, holder of the option must assign to KeyCom, Inc. such residual rights as a granted to such holder by the underlying Debt Certificate in a proportion, which represents the extant of the exercise of the Option. As an example, and as an example ONLY, if the holder of the option chooses to exercise his option for only 50% of shares to which he would other be entitled, 50% of his residual would be assigned back to KeyCom, Inc. If he exercises his option for 100% of the shares to which he would be entitled under the terms of this Option agreement, he would then assign 100% of his residual income back to KeyCom, Inc.

The grant of the rights contained in this Option Agreement shall NOT be construed to be a promise, representation, statement or warranty that KeyCom, Inc. will "go public" at any time in the future. Any representation to the contrary by any person connected with KeyCom, Inc., or representing himself or herself to be connected with or to KeyCom, Inc. in any way is NOT AUTHORIZED, FALSE and without basis in truth and in fact. No determination has been made to accomplish a public offering or not to accomplish a public offering. The Company, its officers, agents or representatives have made no representation or warranty other than those contained herein and in the Debt Certificate hereunder described.

Holder may exercise his option by rights by send written notice to the Company at its headquarters, attention Arland D. Dunn (or such other President or CEO as may be serving at the time of the exercise of the option), certified mail, return receipt requested, or by receipted express service, indicating clearly the percentage of residual income which the holder is committing to stock purchase. The appropriate number of shares shall be issued promptly by the transfer agent and forwarded to the proper party exercising the option promptly. The Company shall notify the Named Holder Hereof appropriately as to the matters of preparing and filing a registration statement with the Securities and Exchange Commission which may affect rights under this Option Agreement in writing to the last known address of the debt holder.

In the event of a sale of KeyCom, the legal holders of Debt Transaction Certificates may elect to retain the Royalties awarded to them by virtue of the Debt Transaction Certificates, or to sell such royalties to KeyCom for a percentage of the acquisition price being paid by the Buyer of KeyCom, at a price which equals the percentage that the size of the Royalty payment made during the last calendar quarter before the Sale bears to the pre-tax profits earned by KeyCom for the same quarter. The resulting percentage shall be applied to the purchase price of KeyCom as the selling price of the Royalties. As an example, and as an example only, if the Royalty paid to its beneficiary is the sum of $100.00 during the subject calendar quarter, KeyCom earned a pre-tax profit of $900.00 for the same subject calendar quarter, and the selling price for KeyCom is $100,000.00, the Royalty beneficiary will realize $10,000 for sale of the Royalty (10% of the selling price of KeyCom). Option sellers will be paid at closing of the sale of KeyCom, or as they elect in writing. The election to hold or sell Royalties must be made in writing at a reasonable time to be set by management of KeyCom. All notices in connection with this Option to Sell must be in writing, duly delivered.

This Transaction Debt Certificate and Option Rights and Residual Rights have not been registered under the under the Securities Act of 1933 (the "Act"), as amended. It is sold in reliance on exemptions from the registration requirements of the Act and the laws of certain states. This Transaction Debt Certificate has not been approved or disapproved by the Securities and Exchange Commission, any state securities commission, or other regulatory authority, or have any of the foregoing authorities passed upon or endorsed the merits of this Transaction Debt Certificate. Any representation to the contrary is UNLAWFUL.


                                            KEY COM, INC.



                                            By:  /s/  Arland D. Dunn
                                               --------------------------------
                                                      Arland D. Dunn, President

               Transaction Debt Certificate No. C-4C & C-5A of 10
                                   $225,000.00
                      In Lawful Money of the United States
                       With Contingent Stock Option Rights

                                    XTRAN(R)


Date: December 28, 2000
                                  KeyCom, Inc.
                          5707 Corsa Avenue, Suite 103
                       Westlake Village, California 91362


Promises to pay to Registered Holder:

                        Business Development Corporation
               A Colorado Corporation whose principal address is:
                          340 Sunset Drive, Suite 1203
                            Ft. Lauderdale, FL 33301
                             Employer ID# 84-1037374


The sum of Two Hundred Twenty-Five Thousand and NO/100 Dollars ($225,000.00) and additional remainder royalties, payable to Holder as follows:

Whereas, KeyCom, Inc. a Delaware Corporation ("KeyCom") is the sole owner of XTRAN, a funds transfer system ("XTRAN"); and

Whereas, the primary function of XTRAN at this time is to send and receive funds from geographical point to point, to, from and within the US and to, from and within other countries throughout the world; and

Whereas, the XTRAN system utilizes programmed point of sale terminals located and to be located throughout the world that act as sending and payout points for funds transfer transactions; and

Whereas, XTRAN charges scheduled fees for the provision of cash transfers and payouts; and

Whereas, KeyCom, Inc. by virtue of its ownership of the XTRAN system promises to pay the Holder the sum of $225,000.00 of Initial Royalties and Remainder Royalties from revenues generated in the ordinary course of the business of XTRAN; and

Whereas, Business Development Corporation (the "Holder") desires to purchase Transaction Debt Certificate Number in the face amount of $225,000.00;

NOW, THEREFORE, KEYCOM AGREES AS FOLLOWS:

1. Initial Royalties Payable to Holder

     In consideration of $225,000.00 received by KeyCom from "Holder" KeyCom shall pay Initial Royalties to Holder in the amount of 1.1543% of the proceeds charged each customer for each transaction fee conducted on the XTRAN system (the "proceeds") or from any similar system operated by KeyCom or subsidiary operation now existing or formed by KeyCom in the future (the "Initial Royalties") The Initial Royalty proceeds shall be paid the Holder until Holder has been paid the sum of $225,000.00.

2. Payment of Initial Royalties to Holder

     KeyCom shall, execute and deliver an irrevocable division order to Financial National Electronic Transfer, Inc. ("FINET") (the "division order"). The division order shall attach and segregate the Initial Royalty proceeds transaction-by-transaction due Holder. Such division order shall include instructions to deposit the proceeds to a special account for the benefit of the Holder at the end of each business day. KeyCom shall provide Holder with a certified copy of such division order the terms of which shall be satisfactory to Holder within 10 days of the date hereof. Should KeyCom elect to utilize the services of another service provider similar to FINET or additional providers, KeyCom shall execute a similar division order with the successor of FINET or additional provider for the benefit of Holder. KeyCom shall pay the proceeds due Holder within 10 days of the end of each calendar month for the previous month's transactions of the XTRAN system together with an accounting of all transactions executed on the XTRAN system during the previous month. All expenses and cost of undertakings set forth in this Paragraph 2 shall be born by KeyCom.

3. Payment of Remainder Royalties

     Following the completion of the payment of Initial Royalty proceeds to Holder; KeyCom shall pay "Remainder Royalties" in perpetuity in the amount of .5771% of the proceeds charged each customer for each transaction fee executed on the XTRAN system or similar system operated by KeyCom. KeyCom shall, provide an irrevocable division order to FINET (the "remainder division order"). Such remainder division order shall attach and segregate the Remainder Royalties, transaction by transaction due Holder and deposit such proceeds to a special account for the benefit of the Holder at the end of each business day. KeyCom shall provide Holder with a certified copy of such remainder division order. Should KeyCom elect to utilize the services of another service provider similar to FINET or additional provider, KeyCom shall execute and deliver a similar remainder division order to the successor of FINET or additional provider for the benefit of Holder. KeyCom shall provide a certified copy of the remainder division order to Holder.

     KeyCom shall pay the proceeds due to the Holder within 10 days after the end of each calendar month the aggregate amount of Remainder Royalty proceeds due to Holder for the previous month's transactions of the XTRAN system together with an accounting of all transactions executed on the XTRAN system during the previous month. All expenses and cost of undertakings set forth in this Paragraph 3 shall be born by KeyCom.

     Perpetuity shall be defined as the duration of the existence of XTRAN, whether owned by KeyCom, merged with another entity, by business combination, sale of XTRAN or otherwise. In any event the Remainder Royalties due Holder shall survive any change of ownership of the XTRAN System.

4. Assignment and Security Agreement granted Holder by KeyCom

     In consideration of Holder's purchase of such Debt Certificate, KeyCom hereby grants Holder an assignment, lien and security interest in such funds due Holder (the "Secured Party") whether amounts shall be due from Initial Royalties or Remainder Royalties. KeyCom covenants and agrees that Secured Party's lien shall be a first priority lien with respect to the proceeds generated from transactions effectuated on the XTRAN system and in no respect shall such lien or security interest be no more or no less junior or subordinate to any other holder of similar debt certificates issued by KeyCom. KeyCom hereby agrees to execute such documents as may be reasonable to perfect Holder's lien and security interest, whether Initial Royalties or Remainder Royalties, within 5 days following the closing and from time to time as requested by Holder. In the event of default KeyCom agrees to pay attorney fees, costs of collection to the extent permitted by the laws of the state of Delaware.

5. Extent to which Holder is entitled to receive Royalties

     Whether Initial or Remainder Royalty proceeds due to the Holder of this Transaction Debt Certificate KeyCom agrees that such amounts shall be calculated and paid Holder on the basis of the first 10,000 XTRAN terminals in operation and no more and no others unless such terminals are replaced by new terminals or such terminals terminated by KeyCom. Notwithstanding the foregoing sentence, the 10,000 terminals from which Holder shall be paid Initial or Residual Royalties shall be terminals that produce no less than the average revenue produced per terminal owned or controlled by Key Com.

6. Right But No Obligation to Sell Royalty Interests in Transaction Debt Certificate

     In the event of a sale or merger of KeyCom, XTRAN or both, the Holder shall retain all of the rights afforded Holder in the Initial or Remainder Royalties owned pursuant to this Transaction Debt Certificate. Alternatively, Holder may tag along or sell such Royalty Interest in Holder's Transaction Debt Certificate for a percentage of the acquisition price paid by a theoretical Buyer of KeyCom, at a price which equals the pro rata percentage of the EBITDASG&A of KeyCom during the last calendar quarter. Notwithstanding such right to tag along with the stockholders of KeyCom, the Holder shall have no obligation to sell or otherwise dispose of the Transaction Debt Certificate, the Initiation or Remainder Royalty interest owned by Holder.

The resulting percentage shall be applied to the purchase price of KeyCom as the selling price of the Royalties. As an example, and as an example only, if the Royalty paid to its beneficiary the sum of $100.00 during the subject calendar quarter, KeyCom earned a pre-tax profit of $900.00 for the same subject calendar quarter, and the selling price for KeyCom is $100,000.00, the Royalty beneficiary will realize $10,000.00 for sale of the Royalty (10% of the selling price of KeyCom). Option sellers will be paid at closing for the sale of KeyCom, or as they elect in writing. Alternatively, the Holder has no obligation to accept the terms of any sale proposed by KeyCom or any third party. The election to hold or sell Royalties must be made in writing at a reasonable time to be set by Management of KeyCom. All notices in connection with this Option to Sell must be writing, duly delivered.

The Holder of this Transaction Certificate, whether fractional or whole, shall have the right of first refusal to purchase common stock of the Issuer in the quantity and under the terms and conditions herein stated, and no other. The rights granted by this Stock Option are NOT transferable, save and except by valid court order in the event of a division of property in the event of divorce, devise, descent or succession. In the event of the death of the Legal Holder Hereof, this Option shall be exercisable within 12 months of the date of death. This Stock Option is not saleable, transferable or assignable, nor will it be recognized by KeyCom, Inc. in the hands of parties other than the purchaser of the Debt Certificate, except as is provided by this paragraph.

The rights granted by this Option to the designated party or entity do not commence until and if the stock subject of this Option Agreement becomes subject of a registration statement permitting its sale to the public without restriction, and then on the Effective Date of such registration statement. If the Holder hereof fails to exercise this Option on the occasion of the effective date of such registration statement, the Option herein granted expires.

This Option grants to its named holder the right to purchase shares of the common stock of KeyCom, Inc. (or other eligible security offered to the public subject to this Option Agreement) at the price initially offered to the public on the first day of sale to the public or the Effective Date of the first Registration Statement, whichever is lower. The number of shares eligible to be purchased by the recognized holder of this Option Agreement shall be determined by the formula set forth in this Option Agreement, infra.

Rights granted by this Option Agreement are derived from the Residual Benefit of the Debt Certificate described infra. The Residual Benefit part of each $200,000.00 Debt Certificate provides for a payment of $0.10 per XTRAN electronic money transaction system-wide to the legal holder of the Debt Certificate. Residual benefits for Fractional Certificate Holders are reduced proportionally. The number of shares subject of this Option shall, in the case of Fractional Certificate Holders, shall be reduced proportionally. As an example, and as an example only, a holder of a $100,000.00 Fractional Debt Certificate shall be entitled to _ the number of Shares as the holder of a $200,000.00 Debt Certificate. The number shares which the Legal Holder Hereof may acquire pursuant to this Option Agreement shall equal that percentage of the total stock part of the registration statement as the percentage of the last quarter's residual income represents of the gross income of KeyCom, Inc. during the last quarter before exercise of the option, before taxes. As an example, and as an example only, if residual income totals $100.00 annually ($25.00 during the last quarter, annualized) and the gross income of KeyCom, Inc. is $1,000 ($250.00 last quarter, annualized) annually (before taxes), residual income would be 10% of gross income. If 1,000 shares of KeyCom, Inc. stock is included in the registration statement, then the Legal Holder Hereof would have the right to purchase 100 shares (10% of the stock subject of the registration statement) pursuant to this Option Agreement All percentages used in calculating the number of shares eligible to be purchased pursuant to this Option Agreement shall be based on "annualized" figures.

In order to fund exercise of the option herein granted, holder of the option must assign to KeyCom, Inc. such residual rights as a granted to such holder by the underlying Debt Certificate in a proportion, which represents the extant of the exercise of the Option. As an example, and as an example ONLY, if the holder of the option chooses to exercise his option for only 50% of shares to which he would other be entitled, 50% of his residual would be assigned back to KeyCom, Inc. If he exercises his option for 100% of the shares to which he would be entitled under the terms of this Option agreement, he would then assign 100% of his residual income back to KeyCom, Inc.

The grant of the rights contained in this Option Agreement shall NOT be construed to be a promise, representation, statement or warranty that KeyCom, Inc. will "go public" at any time in the future. Any representation to the contrary by any person connected with KeyCom, Inc., or representing himself or herself to be connected with or to KeyCom, Inc. in any way is NOT AUTHORIZED, FALSE and without basis in truth and in fact. No determination has been made to accomplish a public offering or not to accomplish a public offering. The Company, its officers, agents or representatives have made no representation or warranty other than those contained herein and in the Debt Certificate hereunder described.

Holder may exercise his option by rights by send written notice to the Company at its headquarters, attention Arland D. Dunn (or such other President or CEO as may be serving at the time of the exercise of the option), certified mail, return receipt requested, or by receipted express service, indicating clearly the percentage of residual income which the holder is committing to stock purchase. The appropriate number of shares shall be issued promptly by the transfer agent and forwarded to the proper party exercising the option promptly. The Company shall notify the Named Holder Hereof appropriately as to the matters of preparing and filing a registration statement with the Securities and Exchange Commission which may affect rights under this Option Agreement in writing to the last known address of the debt holder.

In the event of a sale of KeyCom, the legal holders of Debt Transaction Certificates may elect to retain the Royalties awarded to them by virtue of the Debt Transaction Certificates, or to sell such royalties to KeyCom for a percentage of the acquisition price being paid by the Buyer of KeyCom, at a price which equals the percentage that the size of the Royalty payment made during the last calendar quarter before the Sale bears to the pre-tax profits earned by KeyCom for the same quarter. The resulting percentage shall be applied to the purchase price of KeyCom as the selling price of the Royalties. As an example, and as an example only, if the Royalty paid to its beneficiary is the sum of $100.00 during the subject calendar quarter, KeyCom earned a pre-tax profit of $900.00 for the same subject calendar quarter, and the selling price for KeyCom is $100,000.00, the Royalty beneficiary will realize $10,000 for sale of the Royalty (10% of the selling price of KeyCom). Option sellers will be paid at closing of the sale of KeyCom, or as they elect in writing. The election to hold or sell Royalties must be made in writing at a reasonable time to be set by management of KeyCom. All notices in connection with this Option to Sell must be in writing, duly delivered.

This Transaction Debt Certificate and Option Rights and Residual Rights have not been registered under the under the Securities Act of 1933 (the "Act"), as amended. It is sold in reliance on exemptions from the registration requirements of the Act and the laws of certain states. This Transaction Debt Certificate has not been approved or disapproved by the Securities and Exchange Commission, any state securities commission, or other regulatory authority, or have any of the foregoing authorities passed upon or endorsed the merits of this Transaction Debt Certificate. Any representation to the contrary is UNLAWFUL.


                                            KEY COM, INC.



                                            By:  /s/  Arland D. Dunn
                                               --------------------------------
                                                      Arland D. Dunn, President

                   Transaction Debt Certificate No. C-4A of 10
                                   $62,500.00
                      In Lawful Money of the United States
                       With Contingent Stock Option Rights

                                    XTRAN(R)


Date: December 28, 2000
                                  KeyCom, Inc.
                          5707 Corsa Avenue, Suite 103
                       Westlake Village, California 91362


Promises to pay to Registered Holder:

                                   Earnco MPP
                       26 West Dry Creek Circle, Suite 600
                               Littleton, CO 80120
               FICA or Social Security No._______________________

The sum of Sixty-Two Thousand Five Hundred and NO/100 Dollars ($62,500.00) and additional remainder royalties, payable to Holder as follows:

Whereas, KeyCom, Inc. a Delaware Corporation ("KeyCom") is the sole owner of XTRAN, a funds transfer system ("XTRAN"); and

Whereas, the primary function of XTRAN at this time is to send and receive funds from geographical point to point, to, from and within the US and to, from and within other countries throughout the world; and

Whereas, the XTRAN system utilizes programmed point of sale terminals located and to be located throughout the world that act as sending and payout points for funds transfer transactions; and

Whereas, XTRAN charges scheduled fees for the provision of cash transfers and payouts; and

Whereas, KeyCom, Inc. by virtue of its ownership of the XTRAN system promises to pay the Holder the sum of $62,500.00 of Initial Royalties and Remainder Royalties from revenues generated in the ordinary course of the business of XTRAN; and

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Whereas, Earnco MPP (the "Holder") desires to purchase Transaction Debt
Certificate Number in the face amount of $62,500.00;

NOW, THEREFORE, KEYCOM AGREES AS FOLLOWS:

1. Initial Royalties Payable to Holder

     In consideration of $62,500.00 received by KeyCom from "Holder" KeyCom shall pay Initial Royalties to Holder in the amount of 0.3206% of the proceeds charged each customer for each transaction fee conducted on the XTRAN system (the "proceeds") or from any similar system operated by KeyCom or subsidiary operation now existing or formed by KeyCom in the future (the "Initial Royalties") The Initial Royalty proceeds shall be paid the Holder until Holder has been paid the sum of $62,500.00.

2. Payment of Initial Royalties to Holder

     KeyCom shall, execute and deliver an irrevocable division order to Financial National Electronic Transfer, Inc. ("FINET") (the "division order"). The division order shall attach and segregate the Initial Royalty proceeds transaction-by-transaction due Holder. Such division order shall include instructions to deposit the proceeds to a special account for the benefit of the Holder at the end of each business day. KeyCom shall provide Holder with a certified copy of such division order the terms of which shall be satisfactory to Holder within 10 days of the date hereof. Should KeyCom elect to utilize the services of another service provider similar to FINET or additional providers, KeyCom shall execute a similar division order with the successor of FINET or additional provider for the benefit of Holder. KeyCom shall pay the proceeds due Holder within 10 days of the end of each calendar month for the previous month's transactions of the XTRAN system together with an accounting of all transactions executed on the XTRAN system during the previous month. All expenses and cost of undertakings set forth in this Paragraph 2 shall be born by KeyCom.

3. Payment of Remainder Royalties

     Following the completion of the payment of Initial Royalty proceeds to Holder; KeyCom shall pay "Remainder Royalties" in perpetuity in the amount of 0.1603% of the proceeds charged each customer for each transaction fee executed on the XTRAN system or similar system operated by KeyCom. KeyCom shall, provide an irrevocable division order to FINET (the "remainder division order"). Such remainder division order shall attach and segregate the Remainder Royalties, transaction by transaction due Holder and deposit such proceeds to a special account for the benefit of the Holder at the end of each business day. KeyCom shall provide Holder with a certified copy of such remainder division order. Should KeyCom elect to utilize the services of another service provider similar to FINET or additional provider, KeyCom shall execute and deliver a similar remainder division order to the successor of FINET or additional provider for the benefit of Holder. KeyCom shall provide a certified copy of the remainder division order to Holder. KeyCom shall pay the proceeds due to the Holder within 10 days after the

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     end of each calendar month the aggregate amount of Remainder Royalty proceeds due to Holder for the previous month's transactions of the XTRAN system together with an accounting of all transactions executed on the XTRAN system during the previous month. All expenses and cost of undertakings set forth in this Paragraph 3 shall be born by KeyCom.

     Perpetuity shall be defined as the duration of the existence of XTRAN, whether owned by KeyCom, merged with another entity, by business combination, sale of XTRAN or otherwise. In any event the Remainder Royalties due Holder shall survive any change of ownership of the XTRAN System.

4. Assignment and Security Agreement granted Holder by KeyCom

     In consideration of Holder's purchase of such Debt Certificate, KeyCom hereby grants Holder an assignment, lien and security interest in such funds due Holder (the "Secured Party") whether amounts shall be due from Initial Royalties or Remainder Royalties. KeyCom covenants and agrees that Secured Party's lien shall be a first priority lien with respect to the proceeds generated from transactions effectuated on the XTRAN system and in no respect shall such lien or security interest be no more or no less junior or subordinate to any other holder of similar debt certificates issued by KeyCom. KeyCom hereby agrees to execute such documents as may be reasonable to perfect Holder's lien and security interest, whether Initial Royalties or Remainder Royalties, within 5 days following the closing and from time to time as requested by Holder. In the event of default KeyCom agrees to pay attorney fees, costs of collection to the extent permitted by the laws of the state of Delaware.

5. Extent to which Holder is entitled to receive Royalties

     Whether Initial or Remainder Royalty proceeds due to the Holder of this Transaction Debt Certificate KeyCom agrees that such amounts shall be calculated and paid Holder on the basis of the first 10,000 XTRAN terminals in operation and no more and no others unless such terminals are replaced by new terminals or such terminals terminated by KeyCom. Notwithstanding the foregoing sentence, the 10,000 terminals from which Holder shall be paid Initial or Residual Royalties shall be terminals that produce no less than the average revenue produced per terminal owned or controlled by Key Com.

6. Right But No Obligation to Sell Royalty Interests in Transaction Debt Certificate

     In the event of a sale or merger of KeyCom, XTRAN or both, the Holder shall retain all of the rights afforded Holder in the Initial or Remainder Royalties owned pursuant to this Transaction Debt Certificate. Alternatively, Holder may tag along or sell such Royalty Interest in Holder's Transaction Debt Certificate for a percentage of the acquisition price paid by a theoretical Buyer of KeyCom, at a price which equals the pro rata percentage of the EBITDASG&A of KeyCom during the last calendar quarter. Notwithstanding such right to tag along with the stockholders of KeyCom, the Holder shall have no obligation to sell or otherwise dispose of the Transaction Debt Certificate, the Initiation or Remainder Royalty interest owned by Holder.

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The resulting percentage shall be applied to the purchase price of KeyCom as the selling price of the Royalties. As an example, and as an example only, if the Royalty paid to its beneficiary the sum of $100.00 during the subject calendar quarter, KeyCom earned a pre-tax profit of $900.00 for the same subject calendar quarter, and the selling price for KeyCom is $100,000.00, the Royalty beneficiary will realize $10,000.00 for sale of the Royalty (10% of the selling price of KeyCom). Option sellers will be paid at closing for the sale of KeyCom, or as they elect in writing. Alternatively, the Holder has no obligation to accept the terms of any sale proposed by KeyCom or any third party. The election to hold or sell Royalties must be made in writing at a reasonable time to be set by Management of KeyCom. All notices in connection with this Option to Sell must be writing, duly delivered.

The Holder of this Transaction Certificate, whether fractional or whole, shall have the right of first refusal to purchase common stock of the Issuer in the quantity and under the terms and conditions herein stated, and no other. The rights granted by this Stock Option are NOT transferable, save and except by valid court order in the event of a division of property in the event of divorce, devise, descent or succession. In the event of the death of the Legal Holder Hereof, this Option shall be exercisable within 12 months of the date of death. This Stock Option is not saleable, transferable or assignable, nor will it be recognized by KeyCom, Inc. in the hands of parties other than the purchaser of the Debt Certificate, except as is provided by this paragraph.

The rights granted by this Option to the designated party or entity do not commence until and if the stock subject of this Option Agreement becomes subject of a registration statement permitting its sale to the public without restriction, and then on the Effective Date of such registration statement. If the Holder hereof fails to exercise this Option on the occasion of the effective date of such registration statement, the Option herein granted expires.

This Option grants to its named holder the right to purchase shares of the common stock of KeyCom, Inc. (or other eligible security offered to the public subject to this Option Agreement) at the price initially offered to the public on the first day of sale to the public or the Effective Date of the first Registration Statement, whichever is lower. The number of shares eligible to be purchased by the recognized holder of this Option Agreement shall be determined by the formula set forth in this Option Agreement, infra.

Rights granted by this Option Agreement are derived from the Residual Benefit of the Debt Certificate described infra. The Residual Benefit part of each $200,000.00 Debt Certificate provides for a payment of $0.10 per XTRAN electronic money transaction system-wide to the legal holder of the Debt Certificate. Residual benefits for Fractional Certificate Holders are reduced proportionally. The number of shares subject of this Option shall, in the case of Fractional Certificate Holders, shall be reduced proportionally. As an example, and as an example only, a holder of a $100,000.00 Fractional Debt Certificate shall be entitled to _ the number of Shares as the holder of a $200,000.00 Debt Certificate. The number shares which the Legal Holder Hereof may acquire pursuant to this Option Agreement shall equal that percentage of the

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total stock part of the registration statement as the percentage of the last quarter's residual income represents of the gross income of KeyCom, Inc. during the last quarter before exercise of the option, before taxes. As an example, and as an example only, if residual income totals $100.00 annually ($25.00 during the last quarter, annualized) and the gross income of KeyCom, Inc. is $1,000 ($250.00 last quarter, annualized) annually (before taxes), residual income would be 10% of gross income. If 1,000 shares of KeyCom, Inc. stock is included in the registration statement, then the Legal Holder Hereof would have the right to purchase 100 shares (10% of the stock subject of the registration statement) pursuant to this Option Agreement All percentages used in calculating the number of shares eligible to be purchased pursuant to this Option Agreement shall be based on "annualized" figures.

In order to fund exercise of the option herein granted, holder of the option must assign to KeyCom, Inc. such residual rights as a granted to such holder by the underlying Debt Certificate in a proportion, which represents the extant of the exercise of the Option. As an example, and as an example ONLY, if the holder of the option chooses to exercise his option for only 50% of shares to which he would other be entitled, 50% of his residual would be assigned back to KeyCom, Inc. If he exercises his option for 100% of the shares to which he would be entitled under the terms of this Option agreement, he would then assign 100% of his residual income back to KeyCom, Inc.

The grant of the rights contained in this Option Agreement shall NOT be construed to be a promise, representation, statement or warranty that KeyCom, Inc. will "go public" at any time in the future. Any representation to the contrary by any person connected with KeyCom, Inc., or representing himself or herself to be connected with or to KeyCom, Inc. in any way is NOT AUTHORIZED, FALSE and without basis in truth and in fact. No determination has been made to accomplish a public offering or not to accomplish a public offering. The Company, its officers, agents or representatives have made no representation or warranty other than those contained herein and in the Debt Certificate hereunder described.

Holder may exercise his option by rights by send written notice to the Company at its headquarters, attention Arland D. Dunn (or such other President or CEO as may be serving at the time of the exercise of the option), certified mail, return receipt requested, or by receipted express service, indicating clearly the percentage of residual income which the holder is committing to stock purchase. The appropriate number of shares shall be issued promptly by the transfer agent and forwarded to the proper party exercising the option promptly. The Company shall notify the Named Holder Hereof appropriately as to the matters of preparing and filing a registration statement with the Securities and Exchange Commission which may affect rights under this Option Agreement in writing to the last known address of the debt holder.

In the event of a sale of KeyCom, the legal holders of Debt Transaction Certificates may elect to retain the Royalties awarded to them by virtue of the Debt Transaction Certificates, or to sell such royalties to KeyCom for a percentage of the acquisition price being paid by the Buyer of KeyCom, at a price which equals the percentage that the size of the Royalty payment made during the last calendar quarter before the Sale bears to the pre-tax profits earned by KeyCom for the same quarter. The resulting percentage shall be applied to the purchase price of KeyCom as the selling price of the Royalties. As an example, and as an example only, if the Royalty paid to its beneficiary is the

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sum of $100.00 during the subject calendar quarter, KeyCom earned a pre-tax profit of $900.00 for the same subject calendar quarter, and the selling price for KeyCom is $100,000.00, the Royalty beneficiary will realize $10,000 for sale of the Royalty (10% of the selling price of KeyCom). Option sellers will be paid at closing of the sale of KeyCom, or as they elect in writing. The election to hold or sell Royalties must be made in writing at a reasonable time to be set by management of KeyCom. All notices in connection with this Option to Sell must be in writing, duly delivered.

This Transaction Debt Certificate and Option Rights and Residual Rights have not been registered under the under the Securities Act of 1933 (the "Act"), as amended. It is sold in reliance on exemptions from the registration requirements of the Act and the laws of certain states. This Transaction Debt Certificate has not been approved or disapproved by the Securities and Exchange Commission, any state securities commission, or other regulatory authority, or have any of the foregoing authorities passed upon or endorsed the merits of this Transaction Debt Certificate. Any representation to the contrary is UNLAWFUL.


                                            KEY COM, INC.



                                            By:  /s/  Arland D. Dunn
                                               --------------------------------
                                                      Arland D. Dunn, President


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